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                                                                    Exhibit 99.4

     CASE NAME:              Aerovox, Inc.                     SCHEDULE OF POST PETITION LIABILITIES              FORM OPR-4
     CASE NUMBER:            01-14680 jnf                      FOR MONTH ENDED: September 29, 2001


                                      DATE INCURRED    DATE DUE    TOTAL DUE    0-30 DAYS   31-60 DAYS   61-90 DAYS    OVER 90 DAYS
TAXES PAYABLE

     Federal Income Taxes                                                  0            0            0            0               0
                                     --------------  ----------  -----------  -----------  -----------  -----------  --------------

     FICA - Employer's Share               10/25/01    11/01/01        6,940        6,940            0            0               0
                                     --------------  ----------  -----------  -----------  -----------  -----------  --------------

     FICA - Employee's Share               10/25/01    11/01/01        6,940        6,940            0            0               0
                                     --------------  ----------  -----------  -----------  -----------  -----------  --------------

     Withholding tax                       10/25/01    11/01/01        6,234        6,234            0            0               0
                                     --------------  ----------  -----------  -----------  -----------  -----------  --------------

     State Income Tax                                                      0   $        0     $      0    $       0      $        0
                                     --------------  ----------  -----------  -----------  -----------  -----------  --------------

     State Sales and Use Tax                                               0            -     $      0    $       0      $        0
                                     --------------  ----------  -----------  -----------  -----------  -----------  --------------

     State Franchise Tax                                                   0            0            0    $       0      $        0
                                     --------------  ----------  -----------  -----------  -----------  -----------  --------------

     Personal Property Tax                                                 0            0            0    $       0      $        0
                                     --------------  ----------  -----------  -----------  -----------  -----------  --------------

         TOTAL TAXES PAYABLE                                         $20,114   $   20,114     $      0    $       0      $        0
                                     --------------  ----------  -----------  -----------  -----------  -----------  --------------

POST PETITION SECURED DEBT                                                 0            0     $      0    $       0      $        0
                                     --------------  ----------  -----------  -----------  -----------  -----------  --------------

POST PETITION UNSECURED DEBT                                               0            0     $      0    $       0      $        0
                                     --------------  ----------  -----------  -----------  -----------  -----------  --------------

ACCRUED INTEREST PAYABLE                  6/30/2001  11/01/2001      693,982      189,000       53,600      152,896         298,486
                                     --------------  ----------  -----------  -----------  -----------  -----------  --------------

TRADE ACCOUNTS PAYABLE & OTHER
(List separately)*

     Accrued Benefits                      10/25/01    11/01/01       44,177       44,177            -            -               -
     -----------------------------   --------------  ----------  -----------  -----------  -----------  -----------  --------------

     A/P Trade  *                    various         various          93,684       70,476        9,661        9,423           4,124
     -----------------------------   --------------  ----------  -----------  -----------  -----------  -----------  --------------

     Accrued Payroll                       10/25/01    11/01/01       55,162       55,162            -            -               -
     -----------------------------   --------------  ----------  -----------  -----------  -----------  -----------  --------------

     Other Accrued Expenses          various         various         873,360      873,360            -            -               -
     -----------------------------   --------------  ----------  -----------  -----------  -----------  -----------  --------------

     TOTALS                                                        1,780,479    1,252,289       63,261      162,319         302,610
                                     --------------  ----------  -----------  -----------  -----------  -----------  --------------

* Attach separate sheet if necessary.